          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         Dreyer's Grand Ice Cream, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                         Dreyer's Grand Ice Cream, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                     [LOGO]

- --------------------------------------------------------------------------------

                                Notice of Annual

                            Meeting of Stockholders

                              and Proxy Statement

- --------------------------------------------------------------------------------

                            Meeting of May 11, 1994

                                     [LOGO]

To the Stockholders of Dreyer's Grand Ice Cream, Inc.

     You are cordially invited to attend the Annual Meeting of Stockholders of Dreyer's Grand Ice Cream, Inc. (the "Company") that will be held at the Claremont Resort Hotel, Ashby and Domingo Avenues, Oakland, California on Wednesday, May 11, 1994 at 2:00 p.m. We hope you will be able to attend, participate and hear management's report to stockholders.

     On the following pages, you will find a Notice of Annual Meeting and Proxy Statement. We suggest that you read the Proxy Statement carefully.

     It is important that your shares be represented at the meeting, regardless of the size of your holding. Therefore, we urge you to SIGN, DATE and RETURN AS SOON AS POSSIBLE the enclosed proxy card in the postage-paid envelope furnished for that purpose. This should be done whether or not you now plan to attend the meeting and to vote in person. A summary of the proceedings of the meeting will be sent to all stockholders.

     The Directors and Officers of the Company look forward to meeting with you.

T. GARY ROGERS                                        WILLIAM F. CRONK, III
Chairman of the Board and                             President
Chief Executive Officer

Oakland, California
April 8, 1994

                                     [LOGO]

                               TABLE OF CONTENTS

                                                                                   Page
Notice of Annual Meeting of Stockholders..........................................     1
Proxy Statement...................................................................     2
Introduction......................................................................     2
  Annual Report...................................................................     2
  Solicitation by the Board of Directors; Revocation of Proxies...................     2
  Costs of Solicitation...........................................................     2
  Voting of Board of Directors' Proxies...........................................     2
  Shares Outstanding, Voting Rights and Record Date...............................     2
Security Ownership of Certain Beneficial Owners and Management....................     3
  Security Ownership of Certain Beneficial Owners.................................     3
  Security Ownership of Management................................................     4
Executive Compensation............................................................     5
  Summary of Cash and Certain Other Compensation..................................     5
  Stock Options...................................................................     6
  Performance Graph...............................................................     8
  Employment Contracts, Employment Termination and Change-In-Control
     Arrangements.................................................................     8
  Remuneration of Directors.......................................................     9
  Compensation Committee Interlocks and Insider Participation.....................     9
  Compensation Committee Report on Executive Compensation.........................     9
Board of Directors................................................................    12
  Committees of the Board.........................................................    12
  Board of Directors Attendance...................................................    12
  Compliance with Section 16(a) of the Securities Exchange Act of 1934............    13
Matters Submitted to the Vote of Stockholders.....................................    14
  Election of Directors...........................................................    14
  Approval of the Amendment to the Company's Incentive Stock Option Plan (1982)...    15
  Approval of the Amendment to the Company's Stock Option Plan (1992).............    17
  Approval of the Company's Stock Option Plan (1993)..............................    20
  Approval of Independent Public Accountants......................................    24
Voting Information................................................................    25
  General Voting Information......................................................    25
  Votes Required for Approval.....................................................    25
Proposals of Stockholders.........................................................    25
Other Matters.....................................................................    26

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 11, 1994

     The Annual Meeting of Stockholders of DREYER'S GRAND ICE CREAM, INC. will be held on Wednesday, May 11, 1994 at 2:00 p.m. at the Claremont Resort Hotel, Ashby and Domingo Avenues, Oakland, California for the following purposes:

          1.  Electing two directors to Class III of the Board of Directors;

          2. Approving an amendment to the Company's Incentive Stock Option Plan (1982);

          3.  Approving an amendment to the Company's Stock Option Plan (1992);

          4.  Approving the Company's Stock Option Plan (1993);

          5. Approving the appointment of Price Waterhouse as independent public accountants for the fiscal year 1994 and thereafter until its successor is appointed; and

          6. Considering and acting upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

     A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each such stockholder, will be open for examination by any such stockholder, for any purpose germane to the meeting, at the Company's corporate office (5929 College Avenue, Oakland, California) during ordinary business hours for ten days before the date of the meeting. The list will also be available for inspection at the meeting.

     The close of business on March 25, 1994 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The stock transfer books will not be closed.

                                            EDMUND R. MANWELL
                                            Secretary
     April 8, 1994

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                               ------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders by the Board of Directors of Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 11, 1994 and at all adjournments or postponements thereof. The mailing address of the Company is 5929 College Avenue, Oakland, California 94618, and its telephone number is
(510) 652-8187. The approximate date on which this Proxy Statement and the enclosed form of proxy are to be sent to stockholders is April 12, 1994.

ANNUAL REPORT

     The Annual Report of the Company for the year ended December 25, 1993 is furnished concurrently to all stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made except to the extent portions of the Annual Report are incorporated herein by reference.

SOLICITATION BY THE BOARD OF DIRECTORS; REVOCATION OF PROXIES

     The proxy in the form enclosed is solicited by the Board of Directors. A proxy may be revoked by the stockholder prior to exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the stockholders' meeting and elects to vote in person.

COSTS OF SOLICITATION

     The entire cost of soliciting these proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy materials to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. The Company has retained Skinner & Co. to assist in obtaining proxies from brokers and nominees at an estimated cost of $3,500 plus out of pocket expenses.

     Proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, facsimile or mail. These services will be provided without additional compensation.

VOTING OF BOARD OF DIRECTORS' PROXIES

     The shares represented by the Board of Directors' proxies will be voted FOR the election of the Board of Directors' nominees for Class III of the Board of Directors, FOR the amendment to the Company's Incentive Stock Option Plan
(1982), FOR the amendment to the Company's Stock Option Plan (1992), FOR the approval of the Company's Stock Option Plan (1993), FOR the approval of Price Waterhouse as independent public accountants and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting, if no contrary instruction is indicated on a proxy.

SHARES OUTSTANDING, VOTING RIGHTS AND RECORD DATE

     There were 14,706,484 shares of Common Stock ($1.00 par value) of the Company and no shares of Preferred Stock ($1.00 par value) outstanding at the close of business on March 25, 1994. Each share of Common Stock is entitled to one vote at the meeting. There are no cumulative voting rights.

     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on March 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 25, 1994 concerning the beneficial ownership of Common Stock of the Company by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of such class.

                                                       AMOUNT AND NATURE OF
                                                            BENEFICIAL       PERCENT OF
  NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP*         CLASS*
  ------------------------------------                 --------------------  ----------
T. Gary Rogers(1)(2)...................................      1,696,366          11.5%
  5929 College Avenue
  Oakland, California 94618
General Electric Capital Corporation(3)(4).............      1,450,000           9.0%
  260 Long Ridge Road
  Stamford, Connecticut 06927
Trustees of General Electric Pension Trust(3)(5).......      1,450,000           9.0%
GE Investment Private Placement Partners I, Limited
    Partnership
  P.O. Box 7900
  3003 Summer Street
  Stamford, Connecticut 06904
Northern Trust Corporation(6)..........................      1,320,995           9.0%
  50 South LaSalle Street
  Chicago, Illinois 60675
State of Wisconsin Investment Board(4).................      1,015,000           6.9%
  P.O. Box 7842
  Madison, Wisconsin 53707
William F. Cronk, III(1)(7)............................        948,537           6.4%
  5929 College Avenue
  Oakland, California 94618
RCM Capital Management(8)..............................        795,000           5.4%
RCM Limited L.P.
RCM General Corporation
  Four Embarcadero, Suite 2900
  San Francisco, California 94111

- ----------

  * The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into common stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(1) Includes options to purchase 8,304 shares of Common Stock under the Company's Incentive Stock Option Plan (1982) exercisable within 60 days and options to purchase 2,712 shares of Common Stock under the Company's Stock Option Plan (1992) exercisable within 60 days.

(2) 1,585,350 and 100,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares.

(3) Assumes full conversion of the 6.25% convertible subordinated debentures due June 30, 2001 (the "Notes") held by the named entity or entities into the Company's Common Stock. These parties filed a Schedule 13D (reporting the beneficial ownership described above) jointly with General Electric Capital Services, Inc. (formerly known as General Electric Financial Services, Inc.) and General Electric Company each of which disclaimed beneficial ownership of all shares of the Company's Common Stock beneficially owned by General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership.

(4) The holder has sole voting power and sole investment power over all of these shares.

(5) Trustees of General Electric Pension Trust have sole voting power and sole investment power over 586,495 of these shares. GE Investment Private Placement Partners I, Limited Partnership has sole voting power and sole investment power over 863,505 of these shares.

(6) The holder has sole voting power over 977,815 of these shares and shared voting power over 38,710 of these shares. The holder has sole investment power over 1,235,025 of these shares and shared investment power over 75,370 of these shares.

(7) 895,521 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. 42,000 of these shares are held in irrevocable trusts for the benefit of Mr. Cronk's sons. Mr. Cronk does not have voting or investment power over these 42,000 shares and Mr. Cronk disclaims beneficial ownership of all of the shares held in these irrevocable trusts.

(8) The holder has sole voting power over 661,000 of these shares and sole investment power over all of these shares. RCM Capital Management ("RCM Capital"), RCM Limited L.P. ("RCM Limited"), and RCM General Corporation ("RCM General") agreed to file a joint statement on Schedule 13G under the Exchange Act in connection with the Common Stock of the Company. On their jointly filed Schedule 13G, RCM Capital, RCM Limited and RCM General indicated the following: RCM Capital is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. RCM Limited is the general partner of RCM Capital. RCM General is the general partner of RCM Limited. RCM Limited and RCM General have beneficial ownership of the securities reported only to the extent that either of them may be deemed to have a beneficial ownership of securities managed by RCM Capital.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of March 25, 1994 concerning the beneficial ownership of Common Stock of the Company by each director and nominee of the Company, the Chief Executive Officer and each of the four most highly compensated executive officers of the Company (the "Named Executive Officers") and all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown.

                                                                     AMOUNT OF
                                                                     BENEFICIAL       PERCENT OF
            NAME                                                     OWNERSHIP          CLASS
            -----                                                    ------------     ----------
T. Gary Rogers (1)(2).............................................    1,696,366          11.5%
William F. Cronk, III (1)(3)......................................      948,537           6.4%
Merril M. Halpern.................................................        3,852          *
Jerome L. Katz....................................................        3,000          *
John W. Larson....................................................          -0-          *
Edmund R. Manwell.................................................       24,000          *
Jack O. Peiffer...................................................          -0-          *
Thomas M. Delaplane(4)............................................       27,856          *
William R. Oldenburg(5)...........................................       31,856          *
Paul R. Woodland(6)...............................................       22,246          *
Directors and Executive Officers as a Group (11 persons)(7).......    2,789,913          18.9%

- ----------
 *  Less than one percent (1%).

(1) Includes options to purchase 8,304 shares of Common Stock under the Company's Incentive Stock Option Plan (1982) (the "ISO Plan") exercisable within 60 days and options to purchase 2,712 shares of Common Stock under the Company's Stock Option Plan (1992) (the "1992 Plan") exercisable within 60 days.

(2) 1,585,350 and 100,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares.

(3) 895,521 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. 42,000 of these shares are held in irrevocable trusts for the benefit of Mr. Cronk's sons. Mr. Cronk does not have voting or investment power over these 42,000 shares and Mr. Cronk disclaims beneficial ownership of all of the shares held in these irrevocable trusts.

(4) Includes options to purchase 12,340 shares of Common Stock under the ISO Plan exercisable within 60 days.

(5) Includes options to purchase 12,340 shares of Common Stock under the ISO Plan exercisable within 60 days.

(6) Includes options to purchase 9,780 shares of Common Stock under the ISO Plan exercisable within 60 days.

(7) Includes options to purchase 65,648 shares of Common Stock under the ISO Plan exercisable within 60 days and options to purchase 5,424 shares of Common Stock under the Company's 1992 Plan exercisable within 60 days.

                               EXECUTIVE COMPENSATION

    SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ended December 25, 1993, December 26, 1992 and December 28, 1991 the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Named Executive Officers in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                       -----------------------------------
                                          ANNUAL COMPENSATION                   AWARDS
                                  ------------------------------------ -------------------------   PAYOUTS
                                                          OTHER ANNUAL               SECURITIES    -------   ALL OTHER
                                                            COMPEN-    RESTRICTED    UNDERLYING     LTIP      COMPEN-
    NAME AND PRINCIPAL            SALARY($)    BONUS($)      SATION       STOCK     OPTIONS/SARS   PAYOUTS    SATION
         POSITION          YEAR      (1)         (2)       ($)(3)(4)   AWARD(S)($)      (#)        ($)(5)    ($)(3)(6)
- -------------------------- -----  ---------    --------   ------------ -----------  ------------   -------   ---------
T. Gary Rogers............  1993   415,744(7)      -0-       50,145       -0-          93,300(8)    -0-        22,808
  Chairman of the Board     1992   490,077         -0-       49,435       -0-          21,780       -0-        23,483
    and
  Chief Executive Officer   1991   441,220         -0-                    -0-           4,800       -0-
William F. Cronk, III.....  1993   415,744(7)      -0-       60,156       -0-          93,300(8)    -0-        21,006
  President                 1992   490,077         -0-       54,726       -0-          21,780       -0-        21,257
                            1991   441,220         -0-                    -0-           4,800       -0-
Thomas M. Delaplane.......  1993   265,640         -0-                    -0-          27,700(8)    -0-        21,006
  Vice President--Sales     1992   244,884      43,750                    -0-           8,520(9)    -0-        21,257
                            1991   221,028      75,000                    -0-           2,700       -0-
William R. Oldenburg......  1993   276,602         -0-                    -0-          28,000(8)    -0-        19,207
  Vice                      1992   258,923      55,650                    -0-           8,520(9)    -0-        14,911
    President--Operations
                            1991   230,067      82,250                    -0-           2,700       -0-
Paul R. Woodland..........  1993   257,564         -0-                    -0-          27,400(8)    -0-        21,006
                            1992   244,884      43,750                    -0-           8,520(9)    -0-        21,257
  Vice President--Finance and
  Administration, Chief     1991   220,682      75,000                    -0-           2,700       -0-
  Financial Officer and
  Assistant Secretary

- ---------------
(1) Includes amounts contributed by the officers to the salary deferral portion of the Company's Pension Plan and Savings Plan.
(2) Includes amounts accrued under the Company's Incentive Bonus Plan.
(3) In accordance with the transitional provisions applicable to the rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission (the "SEC") amounts of Other Annual Compensation and All Other Compensation are excluded for the Company's fiscal years ending prior to December 15, 1992. Additionally, no disclosure for fiscal years 1992 and 1993 is made for Messrs. Delaplane, Oldenburg and Woodland under Other Annual Compensation as the aggregate incremental compensation otherwise reportable in this column for these individuals does not require disclosure under the rules.
(4) The amounts reported for each of Mr. Rogers and Mr. Cronk include $31,500 for 1992 and $30,250 for 1993 paid to Price Waterhouse for tax and accounting services rendered on behalf of Messrs. Rogers and Cronk, respectively. The amounts reported also include $15,859 in 1992 and $15,583 in 1993 for Mr. Rogers and $16,363 in 1992 and $24,254 in 1993 for Mr. Cronk in connection with each of Mr. Rogers' and Mr. Cronk's use of Company automobiles.
(5) LTIP is an acronym for "Long Term Incentive Plan" which term is defined in Regulation S-K as any plan providing compensation intended to serve as incentive for performance to occur over longer than one fiscal year other than restricted stock, options and SARs. The Company currently does not have a Long Term Incentive Plan.
(6) For each of Messrs. Rogers, Cronk, Delaplane and Woodland, the amounts reported include contributions of $16,020 in 1992 and $15,610 in 1993 to the Dreyer's Grand Ice Cream, Inc. Money Purchase Pension Plan (the "Pension Plan") and $5,237 in 1992 and $5,396 in 1993 to the Dreyer's Grand Ice Cream, Inc. Savings Plan (the "Savings Plan"). For Mr. Oldenburg the amounts reported include contributions of $12,816 in 1992 and $16,509 in 1993 to the Pension Plan and $2,095 in 1992 and $2,698 in 1993 to the Savings Plan. Additionally, this includes $2,226 in 1992 and $1,802 in 1993 for Mr. Rogers in split-dollar life insurance premiums paid by the Company.
(7) After being offered the opportunity by the Compensation Committee of the Board of Directors, Messrs. Rogers and Cronk each elected to receive stock options granted under the Company's Stock Option Plan (1992) (the "1992 Plan") in lieu of $100,000 of salary, prior to earning such salary compensation. These elections were made pursuant to the "Income Swap Plan" of the Compensation Committee. The Income

    Swap Plan is described in the Compensation Committee's Report on Executive Compensation on pages 9-11 herein.
(8) For Messrs. Rogers and Cronk the amount listed includes options granted under the 1992 Plan pursuant to the Income Swap Plan referenced in footnote 7 above and described in the Compensation Committee's Report on Executive Compensation on pages 9-11 herein. Additionally, each of the Named Executive Officers earned a bonus for his performance in 1993. Prior to earning such bonus each Named Executive Officer elected to receive non-qualified stock options in lieu of a cash bonus pursuant to the Income Swap Plan (referenced in footnote 7 above and described in the Compensation Committee's Report on pages 9-11 herein). In this regard, Messrs. Rogers and Cronk each received an option to purchase 13,100 shares of the Company's Common Stock, Mr. Delaplane received an option to purchase 8,400 shares of the Company's Common Stock, Mr. Oldenburg received an option to purchase 8,700 shares of the Company's Common Stock, and Mr. Woodland received an option to purchase 8,100 shares of the Company's Common Stock. Messrs. Rogers and Cronk's options have an exercise price of $29.375. Messrs. Delaplane, Oldenburg and Woodland's options have an exercise price of $23.875 (the fair market value on the date of grant, March 7, 1994). All of these stock options were granted, subject to stockholder approval of such plan, under the Company's Stock Option Plan (1993) (the "1993 Plan") and vest six (6) months from the date of stockholder approval of such plan. The 1993 Plan is described under the caption "Approval of the Company's Stock Option Plan (1993)" on pages 20-24 herein.
(9) Includes options to purchase 3,390 shares granted under the ISO Plan which were later rescinded by the Board of Directors on May 19, 1992.

STOCK OPTIONS

     The following table provides information concerning the grant of stock options made during fiscal 1993 to the Named Executive Officers:

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                 ------------------------------------------------------------
                                                   PERCENT OF
                                  NUMBER OF          TOTAL
                                  SECURITIES      OPTIONS/SARS
                                  UNDERLYING       GRANTED TO      EXERCISE OR                     GRANT DATE
                                 OPTIONS/SARS     EMPLOYEES IN      BASE PRICE     EXPIRATION        PRESENT
             NAME                 GRANTED(4)      FISCAL YEAR         ($/SH)          DATE         VALUE $(6)
- -------------------------------  ------------    --------------    ------------    ----------      -----------
T. Gary Rogers(1)..............      8,100             2.3%           $24.75          (5)           $ 116,744
                (1)............     49,400            13.8             27.50          (5)             770,187
                (2)............     22,700             6.3             29.375         (5)             377,773
William F. Cronk, III(1).......      8,100             2.3             24.75          (5)             116,744
                       (1).....     49,400            13.8             27.50          (5)             770,187
                       (2).....     22,700             6.3             29.375         (5)             377,773
Thomas M. Delaplane(3).........      4,100             1.1             24.75          3/3/99           47,128
                       (1).....     15,200             4.2             27.50          (5)             236,981
William R. Oldenburg(3)........      4,100             1.1             24.75          3/3/99           47,128
                       (1).....     15,200             4.2             27.50          (5)             236,981
Paul R. Woodland(3)............      4,100             1.1             24.75          3/3/99           47,128
                   (1).........     15,200             4.2             27.50          (5)             236,981

- ------------
(1) Options granted pursuant to the Company's Stock Option Plan (1992) (the "1992 Plan").
(2) Options were granted pursuant to the 1992 Plan and include options received in lieu of cash compensation pursuant to the Compensation Committee's Income Swap Plan which plan is described in the Compensation Committee's Report on Executive Compensation on pages 9-11 herein.
(3) Options granted pursuant to the Company's Incentive Stock Option Plan (1982) (the "ISO Plan").
(4) Those options described in footnote 8 of the Summary Compensation Table which were granted in lieu of a cash bonus in 1994 are not included in this table as such options were not granted during fiscal 1993. The material terms of the options granted under each of the 1992 Plan and the ISO Plan are as follows: The options granted begin vesting two years from the date of grant and may be exercised only as to 40% of the optioned shares after two years from the date of grant and as to an additional 20% after each of the succeeding three years. The options are non-transferable except by will or the laws of descent and distribution. Additional material terms applicable to the 1992 Plan but not the ISO Plan are as follows: The exercise price of options granted under the 1992 Plan is the fair market value of the shares of the

    Company's Common Stock on the date of grant. In the event of a change in control of the Company, all then outstanding options issued under the 1992 Plan shall vest and become immediately exercisable. The term "change-in-control" as defined in the 1992 Plan is more completely described under the caption "Employment Contracts, Employment Termination and Change-in-Control Arrangements" on pages 8-9 herein and under the caption "Approval of the Amendment to the Company's Stock Option Plan (1992)" on pages 17-20 herein. The options granted to employees under the 1992 Plan terminate upon the employee's termination of employment from the Company, death or disability. Additional material terms applicable to the ISO Plan but not the 1992 Plan are as follows: The exercise price of options granted under the ISO Plan is the fair market value of the Company's Common Stock on the date of grant for all employees who own less than 10% of the combined voting power of all classes of stock of the Company and 110% of the fair market value of the Company's Common Stock on the date of grant for any employee owning 10% or more of the combined voting power of all classes of stock of the Company ("10% Owners"). The options granted under the ISO Plan terminate six (6) years from the grant date for those persons who are not 10% Owners and five (5) years from the grant date for 10% Owners or upon the employee's termination of employment from the Company, death or disability (whether or not the employee is a 10% Owner). Subject to stockholder approval of the proposed amendment to the ISO Plan, in the event of a change in control of the Company, all outstanding options issued under the ISO Plan shall vest and become immediately exercisable. The ISO Plan generally and the term "change-in-control" in particular as defined in the ISO Plan are more completely described under the caption "Employment Contracts, Employment Termination and Change-in-Control Arrangements" on pages 8-9 herein and under the caption "Approval of the Amendment to the Company's Incentive Stock Option Plan (1982)" on pages 15-17 herein.
(5) Options terminate only upon termination of employment, death or disability.
(6) Present value was calculated using the Black-Scholes option pricing model which involves an extrapolation to future price levels based solely on past performance. For the options granted under the ISO Plan with an exercise price of $24.75, the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of .97%, risk-free rate of return of 5.55%, 6 year term and a volatility coefficient of .4417. For the options granted under the 1992 Plan with an exercise price of $24.75, the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of .97%, risk-free rate of return of 6.91%, 10 year term and a volatility coefficient of .4417. For the options granted under the 1992 Plan with the exercise prices of $27.50 the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of .87%, risk-free rate of return of 5.74%, 10 year term and a volatility coefficient of .4261. For the options granted under the 1992 Plan with an exercise price of $29.375 the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of .82%, risk-free rate of return of 5.72%, 10 year term and a volatility coefficient of .4221. The annual dividend yield equals the quotient of the current annual dividend of $.24 divided by the stock price on the date of grant. All volatility coefficients used were based on the daily closing price of the Company's Common Stock over a two year period. The risk-free rate is the yield on a U.S. Government Zero Coupon Bond with a maturity equal to the term of the grant. The value calculated by use of this model should not be viewed in any way as a forecast of the future performance of the Company's Common Stock.

     The following table provides information on option exercises in fiscal 1993 by the Named Executive Officers and the value of such officers' unexercised in-the-money options as of December 25, 1993:

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                             VALUE OF UNEXERCISED
                                                           NUMBER OF SECURITIES           IN-THE-MONEY OPTIONS/SARS
                              NUMBER                     UNEXERCISED OPTIONS/SARS
                             OF SHARES                         AT FY-END(1)                    AT FY-END($)(1)
                            ACQUIRED ON     VALUE      ----------------------------    --------------------------------
          NAME               EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
- -------------------------   -----------    --------    -----------    -------------    -------------    ---------------
T. Gary Rogers...........      14,000      $170,450       13,280         114,300         $ 213,441         $ 382,413
William F. Cronk, III....      14,000       170,450       13,280         114,300           213,441           382,413
Thomas M. Delaplane......      -0-           -0-          18,753          32,403           318,908           208,231
William R. Oldenburg.....      -0-           -0-          19,440          29,490           354,995           154,773
Paul R. Woodland.........       6,000       125,187        6,880          29,490            98,755           154,773

- ------------
(1) Those options described in footnote 8 of the Summary Compensation Table which were granted in lieu of a cash bonus in 1994 are not included in this table as such options were not held by the recipient at the end of fiscal 1993.

PERFORMANCE GRAPH

     The following graph shows the Company's total return to stockholders compared to the Standard & Poor's 500 Index and the Standard & Poor's Food Products Index over the 5 year period from 1989 through 1993:
                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

  AMONG DREYER'S GRAND ICE CREAM, INC., THE S&P'S 500 INDEX AND THE S&P'S FOOD
                                 PRODUCTS INDEX

                                   DREYER'S                        S&P FOOD
      MEASUREMENT PERIOD           GRAND ICE      S&P 500 IN-    PRODUCTS IN-
    (FISCAL YEAR COVERED)         CREAM, INC.         DEX             DEX
1988                                    100.00          100.00          100.00
1989                                    118.09          131.59          132.24
1990                                    180.09          126.92          146.79
1991                                    314.70          161.99          204.06
1992                                    208.02          180.50          218.08
1993                                    255.05          197.17          200.42

* Assumes $100 investment in each of Dreyers Grand Ice Cream, Inc., the S&P 500 Index and the S&P Food Products Index, and the reinvestment of dividends.

EMPLOYMENT CONTRACTS, EMPLOYMENT TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

     Currently, all options which have been and may in the future be issued under the Company's Stock Option Plan (1992) (the "1992 Plan") immediately vest and become subject to exercise upon a change-in-control of the Company. A change-in-control is defined in the 1992 Plan to include, (i) the acquisition by any person (who is not as of the date of adoption by the Company's Board of Directors a member of the Company's Board of Directors) of beneficial ownership of 33 1/3% or more of the combined voting power of the Company's outstanding securities, or (ii) a change in the composition of majority membership of the Board of Directors within any two year period, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Subject to stockholder approval of the amendment to the 1992 Plan, the change-in-control provision therein has been amended to conform to the change-in-control provisions in each of the Company's Incentive Stock Option Plan (1982) (the "ISO Plan") and the Company's Stock Option Plan (1993) (the "1993 Plan"). A more complete description of the revised change-in-control provisions and the 1992 Plan may be found under the caption "Approval of the Amendment to the Company's Stock Option Plan (1992)" on pages 17-20 herein.

     Subject to stockholder approval of the amendment to the ISO Plan and the 1993 Plan, options which have been and may in the future be issued under either the ISO Plan or the 1993 Plan will also immediately vest and become subject to exercise upon a change-in-control of the Company. A more complete description of the ISO Plan in general and the term "change-in-control" as defined therein may be found under the caption "Approval of the Amendment to the Company's Incentive Stock Option Plan (1982)" on pages 15-17 herein. A more complete description of the 1993 Plan in general and the term "change-in-control" as defined therein may be found under the caption "Approval of the Company's Stock Option Plan (1993)" on pages 20-24 herein. The 1993 Plan also includes provisions whereby the options granted an optionee thereunder immediately vest and become exercisable upon the death or retirement of the optionee. Additionally, under the 1993 Plan, the Administrator may, in its discretion, accelerate the vesting of an optionee's options. Except for these provisions of the Company's stock option plans, the Company has no employment contracts or any employment termination or change-in-control arrangements.

REMUNERATION OF DIRECTORS

     Directors' compensation consists of a meeting fee of $4,000 for each meeting of the Board of Directors actually attended and an annual fee of $4,000 for each member of each committee. The Board of Directors generally meets four times each year. Each committee meets at least annually and more frequently if requested by any member. Employee directors receive no compensation as directors. If the Company's Stock Option Plan (1993) (the "1993 Plan") is approved by the Company's stockholders, each member of the Board of Directors who is not an employee of the Company (each a "Non-Employee Director") will receive an option to purchase 5,000 shares of the Company's Common Stock on the date the 1993 Plan is approved. Also, if the 1993 Plan is approved by the Company's stockholders, additional stock option grants to purchase 1,500 shares of the Company's Common Stock will be awarded to each Non-Employee Director on each anniversary of the date the 1993 Plan was approved by the Company's stockholders. A complete description of the Company's 1993 Plan may be found under the caption "Approval of the Company's Stock Option Plan (1993)" on pages 20-24 herein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Halpern, Katz, Larson, Manwell and Peiffer. Mr. Manwell was the Secretary of the Company and a partner in the law firm of Manwell & Milton, general counsel to the Company, during fiscal 1993. The Company paid Manwell & Milton $832,150 in fiscal 1993 for services rendered as general counsel to the Company. Mr. Manwell is not separately compensated for his services as Secretary of the Company although some of the fees received by Manwell & Milton may be for services which are commonly performed by the secretary of other corporations.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Pursuant to regulations adopted by the SEC in October 1992, the Compensation Committee is required to disclose its bases for compensation of the Named Executive Officers and to discuss the relationship between the Company's performance during the last fiscal year and such compensation. The Compensation Committee notes that except in its capacity as Plan Administrator of the Company's Incentive Stock Option Plan (1982) (the "ISO Plan"), the Company's Stock Option Plan (1992) (the "1992 Plan") and, subject to stockholder approval of the plan, the Company's Stock Option Plan (1993) (the "1993 Plan"), the Committee does not establish compensation for the Named Executive Officers (or any other executive officer of the Company) except the Chief Executive Officer and the President. Except for stock option grants, the compensation of the Company's executive officers (including the Named Executive Officers other than the Chief Executive Officer and the President) is determined by the Chief Executive Officer and the President in their sole discretion.

     The Chief Executive Officer's and the President's aggregate compensation is comprised of three principal components: base salary, bonus and stock options. While the Committee does not review any specific quantitative issues in establishing the Chief Executive Officer's and the President's base salary specifically and total compensation generally, the Committee does consider two principal factors which are evenly weighted in its deliberations: (1) performance of the Company measured by the long-term growth of the Company's income; and (2) the roles of the Chief Executive Officer and the President in achieving the Company's performance. Although the Committee has not reviewed any compensation surveys relating specifically to chief executive officer and president salaries, the Committee believes that each of the Chief Executive

Officer's and the President's base salary appropriately reflects the satisfactory long-term performance of the Company and each of their roles in the Company's performance and is competitive with the salaries of their counterparts at other companies of similar size and history (although such other companies are not necessarily companies which are represented in the performance graph). While in the past five years the Company's net income before extraordinary items has risen more than 145%, in the same period each of the Chief Executive Officer's and the President's base salary has risen only 44% (66% if the option grants described in the following paragraph are included).

     The bonus portion of the Chief Executive Officer's and President's compensation package is tied directly to the Company's actual performance as measured against the Company's annual profit plan, which is reviewed by the Board of Directors at least annually. The potential bonus for each of the Chief Executive Officer and the President is equal to 50% of their respective base salaries. The Committee's present policy is to award 50% of the potential bonus to the Chief Executive Officer and President if the Company earns 80% of planned after-tax income and an additional bonus, calculated by linear interpolation, if the Company earns more than 80% but less than 100% of the planned after-tax income. All of the potential bonus is awarded to the Chief Executive Officer and President if the Company earns 100% or more of planned after-tax income. The Committee believes that this approach to the bonus element of compensation directly ties a substantial portion of the Chief Executive Officer's and the President's compensation to the performance of the Company. The Committee notes that while no bonus was awarded to either the Chief Executive Officer or the President for 1991 or 1992, additional stock options valued at approximately $208,000 were granted in early 1994 to each of the Chief Executive Officer and the President in lieu of a cash bonus for 1993 which would have been paid in early 1994 (pursuant to the Income Swap Plan described below) because the bonus requirements of the Committee were met.

     In awarding options under the ISO Plan, the 1992 Plan and, subject to stockholder approval of the plan, the 1993 Plan, the Committee has adopted a policy pursuant to which each year (1) Messrs. Rogers and Cronk will receive options on common stock with a current market value equal to three times annual base salary, (2) all other Named Executive Officers (and the other vice president of the Company) will receive options on common stock with a current market value equal to two times annual base salary, and (3) approximately eighteen executive staff members will receive options on common stock with a current market value equal to their annual base salary. The amounts included in the Committee's new policy are competitive with a broad general industry sampling according to a survey of competitive practice in 275 diversified companies received from the Company's compensation consultants (which survey included some companies which are represented in the performance graph). The stock options awarded in fiscal 1993 to the Named Executive Officers generally and the Chief Executive Officer specifically were at the low end of the range of stock option awards granted to their respective peers at companies represented in the survey.

     The Committee has also adopted a policy whereby key executive employees of the Company and its subsidiaries may, at the Committee's discretion, be offered the opportunity to receive options in lieu of current cash compensation, including bonuses, for options to purchase shares of the Company's Common Stock (the "Income Swap Plan"). Options granted in exchange for cash compensation are non-qualified and may be granted under either the 1992 Plan or, subject to stockholder approval of such plan, the 1993 Plan. The exchange ratio used to determine the proper number of shares to be subject to such options is based on the Black-Scholes valuation method. The exercise price of options granted under the Income Swap Plan is set at the current fair market value of the Company's Common Stock as of the date of grant. The vesting of options granted by the Committee under the Income Swap Plan depends on whether the options are granted under the 1992 Plan or the 1993 Plan. Vesting for options granted under the 1992 Plan is described in footnote 4 to the table titled "Option Grants in the Last Fiscal Year" on page 6 herein. Vesting for options granted under the 1993 Plan is described under the heading "Approval of the Company's Stock Option Plan
(1993)" found on pages 20-24 herein. Options granted under the Income Swap Plan are exercisable for cash or by utilizing previously-acquired shares of Common Stock of the Company. Further, any tax withholding requirement can be satisfied through surrender of additional shares previously acquired by the employee. Upon the exercise of an option, the individual may receive a "reload" grant equal to the number of shares of common stock utilized to pay the exercise price and/or tax withholdings. If granted, the "reload" options will have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of the reload option and an exercise term equal to the remaining term of the option exercised.

     In addition to receiving future options which may be granted, a new executive staff member may be awarded extra option grants when he or she assumes the new position. In making such an extra award, the Committee has, to date, honored the employment arrangements negotiated by management in hiring a new executive staff member. All option grants are made at the fair market value or higher of the Company's shares at the date of grant and are generally made subject to a five-year vesting period.

     Pursuant to Internal Revenue Code (the "Code") Section 162(m), for tax years beginning on or after January 1, 1994 publicly-held corporations, subject to certain exceptions, may no longer deduct that amount of compensation paid to an individual in excess of $1 million. The SEC now requires a statement of the Compensation Committee's policy with respect to Code Section 162(m). To date, no employee of the Company has been paid in excess of $1 million. Therefore, the Committee has not formulated a policy with respect to Code Section 162(m). The Committee will address the issues presented by Code Section 162(m) at such time as an employee or employees of the Company is likely to be compensated in excess of $1 million. The Committee notes that performance-based compensation in excess of $1 million is one exception to the compensation deductibility rules. The Committee has been advised that the terms of the Company's stock option plans in conjunction with the manner in which it awards stock options under such plans excepts such awards from the limitation on deductibility imposed by Code Section 162(m).

     The Committee notes that generally executive officers granted options will only realize value to the extent the fair market value of the Company's stock increases after the date of grant. The Committee believes that this furthers the Committee's goal of aligning management's interests with those of the Company's stockholders.

                                          THE COMPENSATION COMMITTEE

                                          Merril M. Halpern
                                          Jerome L. Katz
                                          John W. Larson
                                          Edmund R. Manwell
                                          Jack O. Peiffer

     The foregoing Compensation Committee Report on executive compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

                               BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     Committees of the Board of Directors are the following:

     Compensation Committee

     The Compensation Committee is composed of five directors, four of whom are not employees of the Company in any capacity and a fifth member, Mr. Manwell, who serves as the Secretary of the Company. Mr. Manwell's relationship with the Company is further described under the caption "Compensation Committee Interlocks and Insider Participation" appearing above. The Compensation Committee makes recommendations to the Board of Directors with respect to the salaries and bonuses and other forms of remuneration to be paid to the Chief Executive Officer and the President and the terms and conditions of their employment. In addition, the Compensation Committee is the Administrator of the Company's Incentive Stock Option Plan (1982), the Company's Section 423 Employee Stock Purchase Plan (1990), the Company's Employee Secured Stock Purchase Plan
(1990), the Company's Stock Option Plan (1992) and, subject to stockholder approval, the Company's Stock Option Plan (1993).

     Audit Committee

     The Audit Committee is composed of five directors, four of whom are not employees of the Company in any capacity and a fifth member, Mr. Manwell, who serves as the Secretary of the Company. Mr. Manwell's relationship with the Company is further described under the caption "Compensation Committee Interlocks and Insider Participation" appearing above. The Committee meets on the call of any member and, on at least one occasion each year, it meets with the independent auditors to discuss: (1) the scope of the audit engagement; (2) the results of each annual audit and the financial statements and notes included in the Company's Annual Report to the Stockholders; and (3) other matters pertaining to the audit, including the Company's accounting policies, and internal controls. The Committee is also responsible for recommending for appointment by the Board of Directors, subject to submission to the stockholders for their approval, independent public accountants to audit the Company's books, records and accounts, as well as advising the Board of Directors with respect to the scope of the audit, the Company's accounting policies, and internal controls.

     The purpose and function of the Audit Committee is to review and monitor the Company's financial reports and accounting practices, as well as to provide the means for direct communication among the Company's Board of Directors, its financial management and external auditors.

     The Committee is concerned with the accuracy and completeness of the Company's financial statements and matters that relate to them. However, the Committee's role does not contemplate providing to stockholders, or others, special assurances regarding such matters. Moreover, the Committee's role does not involve the professional evaluation of the quality of the audit conducted by the independent auditors. While it is believed that the Committee's activities are beneficial because they provide an ongoing oversight on behalf of the full Board of Directors, they do not alter the traditional roles and responsibilities of the Company's management and independent auditors with respect to the accounting and control functions and financial statement presentation.

     Messrs. Halpern, Katz, Larson, Manwell and Peiffer are members of both the compensation and audit committees.

     The Company has no nominating committee.

BOARD OF DIRECTORS ATTENDANCE

     During fiscal 1993, there were seven special meetings of the Board of Directors and all directors attended each meeting occurring while such director was a member of the Board of Directors. The Compensation Committee met four times and the Audit Committee met twice. All members of the committees attended each of the meetings of the respective committee on which they sit occurring while such person was a member of the committee in question.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 (required by Section 16(a) in the event of failure to comply with certain filing requirements) were required for those persons, the Company believes that during fiscal 1993 its officers, directors, and greater than ten-percent beneficial owners complied with all applicable filing requirements.

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

                 MATTERS SUBMITTED TO THE VOTE OF STOCKHOLDERS

ELECTION OF DIRECTORS

     General

     Under the Company's By-Laws and Certificate of Incorporation, the Board of Directors consists of seven (7) directors and is divided into three classes, with each class having a term of three years. The directors of Class III will be elected at the 1994 Annual Meeting of Stockholders and will hold office until the 1997 Annual Meeting of Stockholders or until their successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed form of proxy will vote such proxy for the election of T. Gary Rogers and William F. Cronk, III, each of whom has consented to be named as such and to serve if elected. In case either Mr. Rogers or Mr. Cronk becomes unavailable for election or declines to serve for any unforeseen reason, an event management does not anticipate, the persons named in the proxy will have the right to use their discretion to vote for a substitute. The nominees constitute Class III of the Board of Directors with each of their terms expiring as of the date of this annual meeting. No family relationship exists between any nominee and any of the other directors.

     The following brief statements contain biographical information about the nominees and the years they first became directors.

         NOMINEE
  YEAR FIRST ELECTED A
        DIRECTOR
           AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
- -------------------------              ------------------------------------------
T. Gary Rogers...........  CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DREYER'S GRAND
  1977                       ICE CREAM, INC. Mr. Rogers has served as the Company's Chairman
  Age: 51                    of the Board and Chief Executive Officer since its incorporation in February 1977.
William F. Cronk, III....  PRESIDENT, DREYER'S GRAND ICE CREAM, INC. Mr. Cronk has served on
  1977                       the Company's Board of Directors since its incorporation in
  Age: 51                    1977. Since April 1981, he has served as the Company's
                             President.

     Continuing Directors

     Directors Merril M. Halpern, John W. Larson and Jack O. Peiffer ("Class I") will hold office until the 1995 Annual Meeting of Stockholders. Directors Jerome
L. Katz and Edmund R. Manwell ("Class II") will hold office until the 1996 Annual Meeting of Stockholders.

     Mr. Peiffer was named to the Board of Directors of the Company pursuant to the terms of a Securities Purchase Agreement under which General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership purchased $100,752,000 of 6.25% convertible subordinated debentures due June 30, 2001 from the Company.

     The following brief statements contain biographical information about each continuing director and the year he first became a director.

          NAME
  YEAR FIRST ELECTED A
        DIRECTOR
           AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
- -------------------------              ------------------------------------------
Merril M. Halpern........  CHAIRMAN AND CO-CHIEF EXECUTIVE, CHARTERHOUSE GROUP INTERNATIONAL,
  1977                       INC. Mr. Halpern has served on the Company's Board of Directors
  Age: 59                    since its incorporation in 1977. Since October 1984, Mr. Halpern has served as Chairman of the Board of Charterhouse Group
                             International, Inc. ("Charterhouse"), a privately-held company which specializes in leveraged buyouts and turn-arounds. From
                             1973 to October 1984, he served as Charterhouse's President and
                             Chief Executive Officer. Mr. Halpern is also a director of
                             Charter Power Systems ("Charter Power"), a manufacturer of battery power systems and their components, Del Monte
                             Corporation, a processed foods company, and of Insignia
                             Financial Group, Inc., a fully integrated real estate service organization.

          NAME
  YEAR FIRST ELECTED A
        DIRECTOR
           AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
- -------------------------              ------------------------------------------
Jerome L. Katz...........  PRESIDENT AND CO-CHIEF EXECUTIVE, CHARTERHOUSE GROUP
  1977                       INTERNATIONAL, INC. Mr. Katz has served on the Company's Board
  Age: 60                    of Directors since its incorporation in 1977 until April 1981 and was re-elected to the Board in June 1981. Since October
                             1984, he has served as President of Charterhouse. From 1973 to
                             1984 Mr. Katz served as Executive Vice President of
                             Charterhouse. Mr. Katz is also a director of Charter Power and of Cryenco Sciences, Inc., a manufacturer of sophisticated leak-tight containment systems.
John W. Larson...........  PRIVATE INVESTOR. Mr. Larson joined the Company's Board of
  1993                     Directors in 1993. From 1989 to early 1993, Mr. Larson served as
  Age: 56                    Chief Operating Officer of The Chronicle Publishing Company, a
                             privately-held, diversified media company. From 1984 to 1989,
                             Mr. Larson was a General Partner of J.H. Whitney & Co., a
                             venture capital and buyout firm. Prior to joining J.H. Whitney,
                             Mr. Larson was the Managing Director of the San Francisco office of McKinsey & Company, Inc.
Edmund R. Manwell........  PARTNER, MANWELL & MILTON, GENERAL COUNSEL TO THE COMPANY. Mr.
  1981                       Manwell has served as Secretary of the Company since its
  Age: 51                    incorporation in 1977 and as a director of the Company since
                             April 1981. Mr. Manwell is a partner in the law firm of Manwell
                             & Milton, general counsel to the Company. Mr. Manwell is also a director of Hanover Direct, Inc., a direct marketing company.
Jack O. Peiffer..........  SENIOR VICE PRESIDENT -- CORPORATE HUMAN RESOURCES, GENERAL
  1993                       ELECTRIC (Retired). Mr. Peiffer joined the Company's Board of
  Age: 60                    Directors in 1993. Mr. Peiffer was employed by GE Company for over 38 years and held a variety of financial and general
                             management positions prior to his appointment as senior vice president including acting as Vice President and General Manager of GE Supply Company from November 1983 to January 1985.

APPROVAL OF THE AMENDMENT TO THE COMPANY'S INCENTIVE STOCK OPTION PLAN (1982)

     The Board of Directors has approved, subject to stockholder approval, an amendment to the Dreyer's Grand Ice Cream, Inc. Incentive Stock Option Plan
(1982) (the "ISO Plan") whereby the options granted pursuant to the ISO Plan would vest immediately prior to a change-in-control in the Company. This amendment conforms the ISO Plan with the Company's Stock Option Plan (1992) and the Company's Stock Option Plan (1993) with respect to the immediate vesting of stock options granted under the ISO Plan upon a change-in-control of the Company. The following definition of "change-in-control" which is defined as "Change of Control" for purposes of the ISO Plan will be included in the ISO
Plan:

     "A Change of Control for these purposes shall be defined as, (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this Section 10.B of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or
     (iii) above. Notwithstanding anything to the contrary in this Section 10.B, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent

     (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan."

     The ISO Plan permits the grant of options to purchase shares of the Company's Common Stock. The options are intended to be incentive stock options under Section 422 of the Internal Revenue Code (the "Code"). The ISO Plan was approved by the Company's stockholders at the 1982 Annual Meeting of Stockholders. An amendment to the ISO Plan increasing the number of shares subject to issuance under the ISO Plan from 150,000 to 300,000 was approved by the Company's stockholders on May 2, 1984 and an amendment increasing the number of shares subject to issuance under the ISO Plan to 600,000 was approved by the Company's stockholders on May 11, 1988. The ISO Plan was also amended effective January 1, 1987 to reflect certain changes in the federal tax laws resulting from the Tax Reform Act of 1986. The number of shares subject to issuance under the ISO Plan was increased to 1,200,000 upon issuance of the 100% stock dividend on October 1, 1990.

     The ISO Plan provides for the grant of options to key employees of the Company and its subsidiaries who are mainly responsible for the management of the business of the Company and who are in a position to make substantial contributions to the sound performance of the Company. The term "key employees" includes officers as well as other employees devoting full time to the Company and includes directors who are also active officers or employees of the Company. No member of the Board who is not an officer or employee devoting full time to the Company is eligible to receive options under the ISO Plan.

     The ISO Plan is administered by the Plan Administrator, who is appointed by the Board of Directors. Currently, the Compensation Committee of the Board of Directors is the Plan Administrator. The Plan Administrator has the sole authority to interpret the ISO Plan, including determining (a) the employees to whom options shall be granted; (b) the number of shares subject to options to be granted to each such employee; (c) the price to be paid for the shares upon exercise of each option, which may not be less than the fair market value per share (or 110% of fair market value as to any employee owning 10% or more of the voting power of all classes of the Company's stock) of the Company's Common Stock at the time of granting the option; (d) the period within which each option shall be exercised which may not exceed six years (or five years as to any employee owning 10% or more of the voting power of all classes of the Company's stock); and (e) subject to the terms of the ISO Plan, the conditions of the granting of each option.

     Under the ISO Plan, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which options are exercisable for the first time by an individual during any calendar year may not exceed $100,000. An option may be exercised only as to 40% of the optioned shares after two years from the date of grant and as to an additional 20% after each of the succeeding three years. The ISO Plan permits exercise of options for cash or in exchange for shares of Common Stock already owned. No option granted under the ISO Plan is transferable by the optionee other than upon death.

     In the event any change is made to the outstanding shares of Common Stock of the Company by reason of a stock dividend, stock split, combination or reclassification of shares, or recapitalization, merger or consolidation, appropriate adjustments will be made to the maximum number of shares issuable under the ISO Plan and the number of shares and the option price per share of the stock subject to each outstanding option in order to prevent the dilution of benefits under the ISO Plan.

     Under the Code, no taxable income is recognized by the participant at the time an option is granted and no taxable income is recognized at the time an option is exercised. However, the difference between the option price and the fair market value of the shares on the date of exercise constitutes an item of tax preference subject to the alternative minimum tax under Section 55 of the Code. If the participant does not make a disposition of the purchased shares within the two year period measured from the date of option grant nor within the one year period measured from the date of issuance of the shares upon exercise to the participant, any profit or loss recognized upon disposition will be capital gain or loss. If the participant disposes of the purchased shares within either the two year or one year period mentioned above (a "disqualifying disposition"), then the participant will in general recognize compensation income for regular tax purposes in the year of disposition equal to the lower of the amount by which the fair market value of the shares on the date the option was exercised or the fair market value of the shares on the date of sale exceeded the exercise price. Any additional gain or loss recognized upon the disposition will be capital gain or loss. So long as the participant does not make a disqualifying disposition, no compensation deduction or other deduction may be taken by the Company. To the extent that the participant must recognize compensation income due to a disqualifying disposition, the Company will be entitled to a corresponding compensation deduction. In the case of a participant who is subject to Section 16(b) of the Securities and Exchange Act of 1934, the amount of income realized by the optionee upon a disqualifying disposition and the amount of the corresponding deduction allowable to the Company is measured by the fair market value of the stock at the time of the expiration of the period, not to exceed six (6) months, during which a sale of the stock by the optionee could subject the optionee to liability under Section 16(b).

     The aggregate market value of the shares of the Company's Common Stock which are subject to options under the ISO Plan was $9,757,635 on April 5, 1994. The last reported sale price of the Company's Common Stock on the NASDAQ National Market System on April 5, 1994, was $23.00 per share. Generally, approximately 25 executive-level employees of the Company are eligible to participate in the ISO Plan.

     The following table provides certain information regarding outstanding options under the ISO Plan:

                  OPTIONS TO PURCHASE SHARES OUTSTANDING UNDER
       DREYER'S GRAND ICE CREAM, INC. INCENTIVE STOCK OPTION PLAN (1982)

                                                                              NUMBER OF
                                                                               UNITS/
                                                               DOLLAR          OPTIONS
                            RECIPIENTS                        VALUE(1)      OUTSTANDING(2)
        ---------------------------------------------------  ----------     -------------
        T. Gary Rogers, Chief Executive Officer and nominee
          for Director.....................................  $   75,720         14,400
        William F. Cronk, III, President and nominee for
          Director.........................................      75,720         14,400
        Thomas M. Delaplane, Vice President -- Sales.......     142,064         23,730
        William R. Oldenburg, Vice
          President -- Operations..........................     142,064         23,730
        Paul R. Woodland, Vice President -- Finance and
          Administration...................................     112,144         21,170
        All current executive officers as a group..........     655,138        125,560
        All current directors who are not executive
          officers as a group..............................           0              0
        All employees, including current executive
          officers.........................................   2,091,431        424,245
        All employees who are not executive officers, as a
          group............................................   1,436,293        298,685

- ------------

(1) The dollar value of the options received was calculated by subtracting the exercise price of the option in question from the fair market value of the Company's Common Stock on April 5, 1994 and multiplying the difference by the applicable number of shares subject to the option in question. If the fair market value of the Company's Common Stock on April 5, 1994 was less than the exercise price of a stock option, the value assigned to that option was zero.

(2) The numbers reported represent the aggregate number of options held by the recipient or recipients as of March 25, 1994.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S INCENTIVE STOCK OPTION PLAN (1982).

APPROVAL OF THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN (1992)

     The Board of Directors has approved, subject to stockholder approval, an amendment to the Dreyer's Grand Ice Cream, Inc. Stock Option Plan (1992) (the "1992 Plan") pursuant to which the existing change-in-control provision in the 1992 Plan has been amended to conform to the change-in-control provisions in each of the Company's Incentive Stock Option Plan (1982) and the Company's Stock Option Plan (1993). If approved by the Company's stockholders, the amendment shall be effective with respect to options which may be granted under the 1992 Plan in the future. Additionally, such amendment shall be effective with respect to previously granted options to the extent that the optionees holding such previously granted options consent to the amendment.

     Currently, the 1992 Plan provides that in the event of a change of control of the Company, all then outstanding options shall vest and become immediately exercisable. A change of control is now defined in the 1992 Plan to include, (i) the acquisition by any person (who is not as of the date of adoption by the Company's Board of Directors a member of the Company's Board of Directors) of beneficial ownership of 33 1/3% or more of the combined voting power of the Company's outstanding securities, or (ii) a change in the composition of majority membership of the Board of Directors within any two-year period, or
(iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or
(iv) the approval by the Board of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above.

     If approved by the Company's stockholders, the following definition of "change-in-control" which is defined as "Change of Control" for purposes of the 1992 Plan will be included in the 1992 Plan:

     "A Change of Control for these purposes shall be defined as, (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this paragraph of Section 5.D of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause
     (i), (ii) or (iii) above. Notwithstanding anything to the contrary in this paragraph of Section 5.D, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan."

     Originally, the 1992 Plan permitted the grant of options to purchase 100,000 shares of the Company's Common Stock. An amendment to the 1992 Plan increasing the number of shares subject to issuance under the 1992 Plan from 100,000 to 300,000 was approved by the Company's stockholders on May 10, 1993.

     The 1992 Plan is intended to afford key employees of the Company and its subsidiaries the opportunity to acquire a proprietary interest in the Company and to encourage such employees to remain in the service of the Company and to promote the sound performance of the Company.

     Currently, pursuant to the 1992 Plan, the Company may issue to key employees options to purchase up to an aggregate of 300,000 shares of the Company's Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). The shares subject to option may be made available from authorized but unissued shares.

     The 1992 Plan is administered by the Plan Administrator, who is appointed by the Board of Directors. Currently, the Compensation Committee of the Board of Directors is the Plan Administrator and retains sole authority to interpret the 1992 Plan. Members of the Compensation Committee are not eligible to receive options under the 1992 Plan. The Compensation Committee makes recommendations to the Board of Directors concerning the number of shares to be awarded to the participants under the 1992 Plan. The Board of Directors, by resolution, may terminate, amend or revise the 1992 Plan with respect to any shares as to which options have not been granted.

     Options may be granted to key full-time employees of the Company and its subsidiaries, including directors of the Company who are active officers or employees of the Company, who are mainly responsible for the management of the business of the Company or a subsidiary and are in a position to make substantial contributions to the performance of the Company or a subsidiary. The options granted pursuant to the 1992 Plan will vest two years from the date of grant and may be exercised only to the extent of 40% of the total number of optioned shares after two years following the date the option is granted and only to the extent of 20% of the total number of optioned shares after the expiration of each of the succeeding three years. The exercise price for any option granted pursuant to the 1992 Plan is the fair market value of the Common Stock on the date an option was granted. The options granted to employees under the 1992 Plan terminate upon the employee's termination of employment from the Company, death or disability, pursuant to terms particularly set forth in the 1992 Plan. The options are non-transferable except by will or the laws of descent and distribution.

     An employee who receives an option under the 1992 Plan will not recognize any taxable income upon the grant of such option. In general, upon exercise of an option an employee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the grant price. The ordinary income recognized with respect to the transfer of shares upon exercise of an option under the 1992 Plan will be subject to both wage withholding and employment taxes.

     In addition to the customary methods of satisfying the withholding tax liabilities which arise upon the exercise of an option, an employee may satisfy the liability in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the employee or by tendering other shares of the Company's Common Stock owned by the employee. The withheld shares and other tendered shares will be valued at their fair market value as of the date that the tax withholding obligation arises.

     An employee's tax basis in the shares received on exercise of such option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of such shares to the employee. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the income recognized by the employee, as a result of the receipt of such shares.

     If an employee exercises an option by delivering other shares, the employee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the employee's tax basis. The employee, however, will be taxed as described above with respect to the exercise of the option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided he receives a separate identifiable stock certificate therefor, the employee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include the holding period for the shares surrendered. The employee's tax basis and holding period for the additional shares received on exercise of an option paid for, in whole or in part, with shares will be the same as if the employee had exercised the option solely for cash.

     The aggregate market value of the shares of the Company's Common Stock which are subject to options under the 1992 Plan was $6,687,480 on April 5, 1994. The last reported sale price of the Company's Common Stock on the NASDAQ National Market System on April 5, 1994, was $23.00 per share. Approximately 25 executive-level employees of the Company are eligible to participate in the 1992 Plan.

     The following table provides certain information regarding options granted under the 1992 Plan:

           OPTIONS TO PURCHASE SHARES RECEIVED SINCE INCEPTION UNDER
            DREYER'S GRAND ICE CREAM, INC. STOCK OPTION PLAN (1992)

                                                                             NUMBER OF
                                                                              UNITS/
                                                               DOLLAR         OPTIONS
                             RECIPIENTS                       VALUE(1)       RECEIVED
        ----------------------------------------------------  --------     -------------
        T. Gary Rogers, Chief Executive Officer, nominee
          for Director......................................  $ 50,625        101,980
        William F. Cronk, III, President, nominee for
          Director..........................................    50,625        101,980
        Thomas M. Delaplane, Vice President -- Sales........         0         15,200
        William R. Oldenburg, Vice
          President -- Operations...........................         0         15,200
        Paul R. Woodland, Vice President -- Finance and
          Administration....................................         0         15,200
        All current executive officers as a group...........   101,250        264,760
        All current directors who are not executive officers
          as a group........................................         0              0
        All employees, including current executive
          officers..........................................   101,250        290,760
        All employees who are not executive officers, as a
          group.............................................         0         26,000

- ------------

(1) The dollar value of the options received was calculated by subtracting the exercise price of the option in question from the fair market value of the Company's Common Stock on April 5, 1994 and multiplying the difference by the applicable number of shares subject to the option in question. If the fair market value of the Company's Common Stock on April 5, 1994 was less than the exercise price of a stock option, the value assigned to that option was zero.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN (1992).

APPROVAL OF THE COMPANY'S STOCK OPTION PLAN (1993)

     On September 9, 1993 the Board of Directors approved, subject to stockholder approval, the Dreyer's Grand Ice Cream, Inc. Stock Option Plan
(1993) (the "1993 Plan"). The purpose of the 1993 Plan is to (i) provide a vehicle under which stock option awards may be granted to employees and directors of the Company and its subsidiaries who are in a position to promote the sound performance of the Company and its subsidiaries, and (ii) to further align the interests of management with the stockholders of the Company.

     The 1993 Plan permits the grant of options to purchase up to 1,200,000 shares of the Company's Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). If, at any time during the term of the 1993 Plan, an option granted under the 1993 Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees. The shares of Common Stock available under the 1993 Plan may be authorized and unissued shares or treasury shares. The 1993 Plan is effective, subject to stockholder approval, as of September 9, 1993. The Board of Directors, by resolution, may terminate, amend or revise the 1993 Plan at any time and from time to time, provided however that the Board may not amend the terms of the 1993 Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect members of the Board of Directors who are not employees of the Company. Rights and obligations under any option granted before any amendment of the 1993 Plan may not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the option was granted.

     The Compensation Committee of the Board of Directors will act as the Administrator of the 1993 Plan. Subject to the terms and conditions of the 1993 Plan, the Administrator has the authority to: (i) interpret and determine all questions of policy and expediency pertaining to the 1993 Plan; (ii) adopt such rules, regulations, agreements and instruments as it deems necessary for the 1993 Plan's proper administration; (iii) select the key employees to receive awards; (iv) determine the form and terms of awards; (v) determine the number of shares subject to awards; (vi) determine whether awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to other grants under the 1993 Plan or any other incentive or compensation plan of the Company, a subsidiary or an acquired business unit;
(vii) grant waivers of the 1993 Plan or award conditions; (viii) accelerate the vesting of awards; (ix) correct any defect, supply any omission, or reconcile any inconsistency in the 1993 Plan, any award or any award notice; and (x) take any and all other actions it deems necessary or advisable for the proper administration of the 1993 Plan.

     The Administrator may also adopt such amendments, procedures, regulations and subplans as it deems necessary to enable key employees and members of the Board of Directors who are foreign nationals or are employed outside the United States to receive stock option awards under the 1993 Plan.

     Under the 1993 Plan, key employees may be granted options intended to be incentive stock options under Section 422 of the Internal Revenue Code (the "Code") or non-qualified stock options or both. Additionally, key employees may, in the Administrator's discretion, also receive "Reload Options" (as described below). Reload Options shall be in such form and contain such terms as the Administrator deems appropriate under the 1993 Plan. Options granted under the 1993 Plan are non-transferable except by will or the laws of descent and distribution.

     While the terms of options granted to key employees need not be identical, each option shall be subject to the following terms: (i) the exercise price shall be the price set by the Administrator but may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant; (ii) the exercise price shall be paid in cash (including check, bank draft, or money order), or all or part of the purchase price may be paid by delivery of the Company's Common Stock already owned by the participant for at least six (6) months and valued at its fair market value, or any combination of the foregoing methods of payment; (iii) an option shall be treated as exercised on the later of (x) the date that proper notice of exercise accompanied by the aggregate exercise price is received by the Company, or (y) such exercise date as may be specified in such proper notice when accompanied by such aggregate exercise price; (iv) the term of an option may not be greater than 10 years from the date of the grant; (v) neither a person to whom an option is granted nor his legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he has exercised his option.

     The following special terms apply to grants of incentive stock options under the 1993 Plan: (i) no incentive stock option may be granted after the tenth (10th) anniversary of the date the 1993 Plan was adopted by the Board of Directors; (ii) the price under each incentive stock option may not be less than 100% of the fair market value of the shares of the Company's Common Stock on the date of grant provided that the price under each incentive stock option granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the fair market value of the Company's Common Stock on the grant date (and such option may not be exercisable after the expiration of 5 years from the date of the grant); (iii) no incentive stock option shall be granted to a person in his capacity as a key employee of a subsidiary if the Company has less than a 50% ownership interest in such subsidiary; and (iv) incentive stock options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to
Section 422 of the Code, or any successor statute.

     Concurrently with the award of options to a participant, the Administrator may authorize reload options ("Reload Options") granted at fair market value to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options will equal: (i) the number of shares of Common Stock used to exercise the underlying options plus (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, including shares withheld from those that would otherwise be issuable to the optionee pursuant to exercise of the subject option. The grant of a Reload Option will become effective upon the exercise of the underlying options or Reload Options through the use of shares of Common Stock held by the optionee for at least six (6) months. Notwithstanding the fact that the underlying option may be an incentive stock option, a Reload Option will not be intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. Each Reload Option granted under the 1993 Plan is fully exercisable six (6) months from the effective date of grant. The exercise price of a Reload Option shall equal the fair market value of the Company's Common Stock on the date of grant of the Reload Option. The term of each Reload Option shall be equal to the remaining option term of the underlying option. No additional Reload Options shall be granted when options or Reload Options are exercised pursuant to the terms of the 1993 Plan following cessation of the optionee's employment with the Company for any reason.

     On the date of approval of the 1993 Plan by the Company's stockholders (the "Approval Date"), if ever, each member of the Board of Directors who is not an employee of the Company or its subsidiaries (each a "Non-Employee Director") will be awarded a non-qualified stock option for 5,000 shares of the Company's Common Stock. After the Approval Date, any person who is appointed or elected a Non-Employee Director shall receive a non-qualified stock option for 5,000 shares of Common Stock on the date such person is so appointed or elected. On each anniversary of the Approval Date each Non-Employee Director shall receive a non-qualified stock option for 1,500 shares of Common Stock. Options to Non-Employee Directors shall be subject to the following terms: (i) the exercise price shall be equal to 100% of the fair market value of the Company's Common Stock on the date of the grant; (ii) the term of the options shall be 10 years; and (iii) the options shall be exercisable beginning six (6) months after the date of the grant.

     All options granted under the 1993 Plan shall, in addition to vesting as described above, vest and become immediately exercisable (x) immediately prior to a Change of Control (as defined below), and (y) immediately upon the death or retirement of an optionee. A Change of Control for these purposes shall be defined as (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of the 1993 Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i),
(ii) or (iii) above. Acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of the 1993 Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (the calculation of such 40% being made as described above), shall not be deemed a Change of Control for purposes of the 1993 Plan.

     As a condition to receiving or exercising an option granted under the 1993 Plan, a participant must pay the Company the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the option. An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the participant or by otherwise tendering other shares of Common Stock owned by the participant. The withheld shares and other tendered shares will be valued at the fair market value as of the date that the tax withholding obligation arises.

     Subject to the change of control provisions in the 1993 Plan, no stock option granted pursuant to the 1993 Plan may be exercisable for at least six (6) months after the date of grant. No one participant may receive in the aggregate options granting him more than fifty percent (50%) of the aggregate number of shares (1,200,000) which may be delivered on exercise of options under the 1993 Plan.

     A participant who receives a non-qualified option under the 1993 Plan will not recognize any taxable income upon the grant of such option. In general, upon exercise of a non-qualified option a participant will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. The ordinary income recognized with respect to the transfer of shares upon exercise of a non-qualified option under the 1993 Plan will be subject to both wage withholding and employment taxes.

     A participant's tax basis in the shares received on exercise of a non-qualified option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of such shares to the participant. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the income recognized by the participant, as a result of the receipt of such shares. The Company's compensation deduction is, however, conditional upon satisfaction of all applicable withholding requirements.

     If a participant exercises a non-qualified option by delivering other shares, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant's tax basis. The participant, however, will be taxed as described above with respect to the exercise of the non-qualified option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided he receives a separate identifiable stock certificate therefor, the participant's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include the holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received on exercise of a non-qualified option paid for, in whole or in part, with shares will be the same as if the participant had exercised the option solely for cash.

     Under the Code, no taxable income is recognized by an employee at the time an incentive stock option is granted and no taxable income is recognized at the time such an option is exercised. However, the difference between the option price and the fair market value of the shares on the date of exercise constitutes an item of tax preference subject to the alternative minimum tax under Section 55 of the Code. If the employee does not make a disposition of the purchased shares within the two-year period measured from the date of option grant nor within the one-year period measured from the date of issuance of the shares upon exercise to the participant, any profit or loss recognized upon disposition will be capital gain or loss. If the employee disposes of the purchased shares within either the two-year or one-year period mentioned above (a "disqualifying disposition"), then the employee will in general recognize compensation income in the year of disposition equal to the lower of the amount by which the fair market value of the shares on the date the option was exercised or the fair market value of the shares on the date of sale exceeded the exercise price. Any additional gain or loss recognized upon the disposition will be capital gain or loss. So long as the employee does not make a disqualifying disposition, no compensation deduction or other deduction may be taken by the Company. To the extent that the employee must recognize compensation income due to a disqualifying disposition, the Company will be entitled to a corresponding compensation deduction. In the case of an employee who is subject to Section 16(b) of the Securities and Exchange Act of 1934, the amount of income realized by the optionee upon a disqualifying disposition and the amount of the corresponding deduction allowable to the Company is measured by the fair market value of the stock at the time of the expiration of the period, not to exceed six (6) months, during which a sale of the stock by the optionee could subject the optionee to liability under Section 16(b).

     The aggregate market value of the shares of the Company's Common Stock which are subject to options under the 1993 Plan was $8,298,400 on April 5, 1994. The last reported sale price of the Company's Common Stock on the NASDAQ National Market System on April 5, 1994 was $23.00 per share. Approximately twenty-five (25) executive-level employees of the Company and five (5) Non-Employee Directors are eligible to participate in the 1993 Plan.

     The following table provides certain information regarding options which have been granted under the 1993 Plan subject to the approval of the 1993 Plan by the Company's stockholders:

                               NEW PLAN BENEFITS

            DREYER'S GRAND ICE CREAM, INC. STOCK OPTION PLAN (1993)

                                                                               NUMBER OF
                                                               DOLLAR        UNITS/OPTIONS
                         NAME AND POSITION                   VALUE($)(1)      RECEIVED(2)
        ---------------------------------------------------  -----------     -------------
        T. Gary Rogers, Chief Executive Officer and nominee
          for Director.....................................      0               62,000
        William F. Cronk, III, President and nominee for
          Director.........................................      0               62,000
        Thomas M. Delaplane, Vice President -- Sales.......      0               30,200
        William R. Oldenburg, Vice
          President -- Operations..........................      0               30,500
        Paul R. Woodland, Vice President -- Finance and
          Administration...................................      0               29,900
        All current executive officers as a group..........      0              249,000
        All current directors who are not executive
          officers as a group..............................      0               20,000
        All employees, including current executive
          officers.........................................      0              335,800
        All employees who are not executive officers, as a
          group............................................      0               91,800

- ------------

(1) No stock option granted under the 1993 Plan to date had any value on April 5, 1994 as the fair market value of the Company's Common Stock on such date was below the exercise price of all options granted.

(2) The total number of units/options received includes non-qualified options, which each of the listed Named Executive Officers elected to receive pursuant to the Income Swap Plan (described in the Compensation Committee's Report on Executive Compensation on pages 9-11 herein), in lieu of a cash bonus for performance in 1993. In this regard, Messrs. Rogers and Cronk each received an option to purchase 13,100 shares of the Company's Common Stock, Mr. Delaplane received an option to purchase 8,400 shares of the Company's Common Stock, Mr. Oldenburg received an option to purchase 8,700 shares of the Company's Common Stock, and Mr. Woodland received an option to purchase 8,100 shares of the Company's Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE COMPANY'S STOCK OPTION PLAN (1993).

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse has been appointed to be the Company's independent public accountants for the fiscal year ending December 31, 1994, and were the independent public accountants for the Company during the fiscal year ended December 25, 1993.

     The appointment of independent public accountants is made annually by the Board of Directors and is subsequently submitted by them to the stockholders for approval. The decision of the Board of Directors is, in turn, based upon the recommendation of the Audit Committee of the Board of Directors. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. In addition, the Audit Committee reviews the types of professional services provided by Price Waterhouse to determine whether the rendering of such services would impair the independence of Price Waterhouse. Should stockholder approval not be obtained, the Board of Directors will consider it a directive to select and retain other independent public accountants.

     A representative or representatives of Price Waterhouse will be present at the stockholders' meeting and will be afforded an opportunity to make a statement if they so desire and will be available to respond to questions raised orally at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF PRICE WATERHOUSE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1994 FISCAL YEAR AND THEREAFTER UNTIL A SUCCESSOR IS APPOINTED.

                               VOTING INFORMATION

GENERAL VOTING INFORMATION

     A stockholder may, with respect to the election of directors (i) vote for the election of both director nominees named herein, or (ii) withhold authority to vote for both director nominees or (iii) vote for the election of one such director nominee and against the other director nominee by so indicating on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. Abstention from voting on a matter may have the legal effect of a vote against such matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If there are no instructions from the stockholder on an executed proxy, the proxy will be voted as recommended by the Board of Directors.

     When a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock and so indicates that it is not voting certain stock on any or all matters on the proxy, the shares which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered non-voted shares.) Approval of each matter specified in the Annual Meeting notice requires the affirmative vote of either a majority or a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors.

VOTES REQUIRED FOR APPROVAL

     Election of Directors: Plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

     Approval of the amendment to the Company's Incentive Stock Option Plan
(1982): Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

     Approval of the amendment to the Company's Stock Option Plan (1992):
Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

     Approval of the Company's Stock Option Plan (1993): Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

     Approval of Price Waterhouse as independent public accountants: Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

                           PROPOSALS OF STOCKHOLDERS

     The 1995 Annual Meeting of Stockholders will be held on or about May 10, 1995. Proposals of stockholders intended to be presented at the 1995 Annual Meeting must be received by the Secretary, Dreyer's Grand Ice Cream, Inc., 5929 College Avenue, Oakland, California 94618 no later than December 15, 1994.

                                 OTHER MATTERS

     The management knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, it is intended that the proxy holders will vote on them in accordance with their best judgment.

                                            By Order of the Board of Directors,

                                            EDMUND R. MANWELL
                                            Secretary
                                            DREYER'S GRAND ICE CREAM, INC.
Oakland, California
April 8, 1994

          COPIES OF DREYER'S GRAND ICE CREAM, INC.'S FORM 10-K REPORT,
                  A CORPORATE OPERATIONAL AND FINANCIAL REPORT
                            FILED ANNUALLY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION,
               ARE AVAILABLE WITHOUT CHARGE BUT WITHOUT EXHIBITS
       FOR THOSE STOCKHOLDERS WHO WISH TO HAVE MORE DETAILED INFORMATION
                               ABOUT THE COMPANY.

             If you would like a copy, or have any other inquiries about the Company or your stockholder account, please write to:

                               WILLIAM C. COLLETT
                                   TREASURER
                         DREYER'S GRAND ICE CREAM, INC.
                              5929 COLLEGE AVENUE
                           OAKLAND, CALIFORNIA 94618

                         DREYER'S GRAND ICE CREAM, INC.
             PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1994
                         ANNUAL MEETING OF STOCKHOLDERS

          The undersigned hereby appoints T. GARY ROGERS, WILLIAM F. CRONK, III and EDMUND R. MANWELL, or any one of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of Common Stock, $1.00 par value, of DREYER'S GRAND ICE CREAM, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of DREYER'S GRAND ICE CREAM, INC., to be held at Claremont Resort Hotel, Oakland, California, at 2:00 p.m. on Wednesday, May 11, 1994, and at any postponements or adjournments thereof, upon the following matters:

            1.  The election of 2 Class III directors.
                 FOR all the nominees       FOR all nominees except                  WITHHOLD AUTHORITY to vote
                  listed below / /             as crossed out below / /              for the nominees listed below / /

   Instruction: To withhold authority for any individual nominee, cross out the nominee's name in the list below:

                 William F. Cronk, III          T. Gary Rogers

          2. The approval of the amendment to the Company's Incentive Stock Option Plan (1982).

                      FOR / /       AGAINST / /       ABSTAIN / /

          3.  The approval of the amendment to the Company's Stock Option Plan
(1992).

                      FOR / /       AGAINST / /       ABSTAIN / /

          4.  The approval of the Company's Stock Option Plan (1993).

                      FOR / /       AGAINST / /       ABSTAIN / /

          5. The approval of Price Waterhouse as the Company's independent public accountants for fiscal year 1994.

                      FOR / /       AGAINST / /       ABSTAIN / /

          6. With discretionary authority on such matters as may properly come before the meeting.

          THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5.
                                  (Continued, and to be signed, on reverse side)

(Continued from other side)

    The Annual Meeting may be held as scheduled only if a majority of the shares outstanding are represented at the meeting by attendance or proxy. Accordingly, please complete this proxy and return it promptly in the enclosed envelope.

                                                       Please date and sign
                                                       exactly as your name(s)
                                                       appears on your shares.
                                                       If signing for estates,
                                                       trusts, or corporations,
                                                       title or capacity should
                                                       be stated. If shares are
                                                       held jointly, each holder
                                                       should sign.

                                                       -------------------------

                                                       -------------------------

                                                       Signature of
                                                       Stockholder(s)
                                                       Dated             , 1994.

                         DREYER'S GRAND ICE CREAM, INC.

                            STOCK OPTION PLAN (1993)


1.  Purpose

 The purpose of the Plan is to provide a vehicle under which a variety of stock option awards may be granted to employees and directors of the Company and its Subsidiaries to further the profits and prosperity of the Company and its Subsidiaries.

2.  Definitions

 A.   "Award" means any form of stock option granted under the Plan.

 B. "Award Notice" means any written notice from the Company to a Participant or agreement between the Company and a Participant that establishes the terms applicable to an Award.

 C.   "Board of Directors" means the Board of Directors of the Company.

 D.   "Code" means the Internal Revenue Code of 1986, as amended.

 E. "Committee" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee, and any separate committee to which it delegates any of its authority and duties under the Plan, shall each have membership composition which enable the Plan to qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.

 F.   "Common Stock" means common stock of the Company.

 G.   "Company" means Dreyer's Grand Ice Cream, Inc., a Delaware corporation.

 H.   "Director" means a member of the Board of Directors.

 I.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

 J. "Fair Market Value" means, as of a specified date, the mean of the high and the low sales price of one share of Common Stock on the over-the-counter market or the closing price on the principal stock exchange where the Company's stock prices are officially quoted, or if not traded on that date, then on the date last traded. If for any reason the Company's stock ceases to be traded on the over-the-counter market or listed on a stock exchange, the Committee shall establish the method for determining the Fair Market Value of the Common Stock.

 K. "Key Employee" means any employee of the Company or a Subsidiary responsible for the management of the business of the Company (or a Subsidiary) who is in a position to make substantial contributions to the sound performance of the Company (or a Subsidiary). The term "Key Employee" shall include officers as well as other employees devoting full time to the Company (or a Subsidiary) and shall include Directors who are also active officers or employees of the Company (or a Subsidiary).

 L. "Non-Employee Director" means a Director who is not an employee of the Company or a Subsidiary.

 M. "Participant" means any individual to whom an Award is granted under the Plan.

 N. "Plan" means this Plan, which shall be known as the Dreyer's Grand Ice Cream, Inc. Stock Option Plan (1993).

 O. "Rule 16b-3" means Rule 16b-3 issued under the Exchange Act or any successor rule.

 P. "Subsidiary" means a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3.  Administration.

 A. The Plan shall be administered by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have the authority to:

   (i) interpret and determine all questions of policy and expediency pertaining to the Plan;

   (ii) adopt such rules, regulations, agreements and instruments as it deems necessary for the Plan's proper administration;

   (iii)  select Key Employees to receive Awards;

   (iv)   determine the form and terms of Awards;

   (v)    determine the number of shares subject to Awards;

   (vi) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit;

   (vii)  grant waivers of Plan or Award conditions;

   (viii) accelerate the vesting of Awards;

   (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Notice; and

   (x) take any and all other actions it deems necessary or advisable for the proper administration of the Plan.

 B. The interpretation and construction of any provision of the Plan by the Committee shall be final, conclusive and binding on all parties, including the Company, its Subsidiaries and stockholders, and the Participants, their estates, executors, administrators, heirs and assigns. No member of the Committee shall be liable for any action or determination made by him in good faith.

 C. The Committee may adopt such Plan amendments, procedures, regulations, subplans and the like as it deems are necessary to enable Key Employees and Directors who are foreign nationals or employed outside the United States to receive Awards.

 D. The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards with respect to persons who are subject to Section 16 of the Exchange Act.

4.  Eligibility

 A.   Any Key Employee is eligible to become a Participant in the Plan.

 B.   Non-Employee Directors shall receive Awards in accordance with Section 7.

5.  Stock Subject to the Plan.

 A. The aggregate number of shares of Common Stock which may be delivered on exercise of options under this Plan shall not exceed one million two hundred thousand (1,200,000) shares, subject to adjustment as provided hereinafter. If, at any time during the term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees.

 B. In the event that (i) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any share dividends are distributed to the holders of Common Stock or (iii) the Common Stock is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon exercise of such options shall be appropriately adjusted by the Committee so as to reflect such change.

 C. The shares of Common Stock available under the Plan may be authorized and unissued shares or treasury shares.

6.  Term

 This Plan shall be effective and operative, subject to approval of the stockholders of the Company within twelve months after its adoption by the Board of Directors, from the date that the Plan is approved by the Board of Directors and shall remain in effect until terminated by the Board of Directors.

7.  Awards to Non-Employee Directors

 Non-Employee Directors shall receive awards in accordance with the following terms:

 A. On the day of adoption of this Plan by the Company's stockholders (the "Approval Date"), each Non-Employee Director shall receive a non-qualified option for 5000 shares of Common Stock.

 B. After the Approval Date, any person who is appointed or elected a Non-Employee Director shall receive a non-qualified stock option for 5000 shares of Common Stock on the date such person is so appointed or elected.

 C. On each anniversary of the Approval Date each Non-Employee Director shall receive a non-qualified stock option for 1500 shares of Common Stock.

 D. Options to Non-Employee Directors shall be subject to the following terms: (i) the exercise price shall be equal to 100% of the Fair Market Value of the Common Stock on the date of the grant, payable in accordance with all the alternatives stated in Section 8.B(ii); (ii) the term of the options shall be 10 years; (iii) the options shall be exercisable beginning 6 months after the date of the grant; and (iv) the options shall be subject to Section 10.

8.  Stock Options

 A. Awards shall be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

 B. Subject to Section 8.C relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

   (i) The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

   (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or all or part of the purchase price may be paid by delivery of the optionee's delivery of Common Stock, already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment.

   (iii) An option shall be treated as exercised on the later of (i) the date that proper notice of exercise accompanied by the aggregate exercise price is received by the Company, or (ii) such exercise date as may be specified in such proper notice when accompanied by such aggregate exercise price.

   (iv) The term of an option may not be greater than 10 years from the date of the grant.

   (v) Neither a person to whom an option is granted nor his legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he has exercised his option.

 C. The following special terms shall apply to grants of incentive stock options:

   (i) No incentive stock option shall be granted after the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors.

   (ii) Subject to Section 8.C.(iii), the exercise price under each incentive stock option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

   (iii) No incentive stock option shall be granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least 110% of the Fair Market Value of the Common Stock on the date of the grant and such option is not exercisable after the expiration of 5 years from the date of the grant.

   (iv) No incentive stock option shall be granted to a person in his capacity as a Key Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

   (v) Incentive stock options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute.

9.  Reload Options

 A. Concurrently with the award of options to any Participant, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options shall equal:

   (i) the number of shares of Common Stock used to exercise the underlying options; and

   (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, including shares withheld from those that would otherwise be issuable to the optionee pursuant to exercise of the subject option. The grant of a Reload Option will become effective upon the exercise of the underlying options or Reload Options through the use of shares of Common Stock held by the optionee for at least six (6) months.

 B. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

 C. Each Award Notice shall state whether the Committee has authorized Reload Options with respect to the underlying options. Upon the exercise of an underlying option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Notice.

 D. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

 E. Each Reload Option is fully exercisable six (6) months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying option.

 F. No additional Reload Options shall be granted when options or Reload Options are exercised pursuant to the terms of this Plan following cessation of the optionee's employment with the Company for any reason.

10.   Exercise of Stock Option Upon Termination of Employment or Services

 A. Options granted under Section 7 shall be exercisable upon the Participant's termination of service within the following periods only. Subject to Section 17, stock options to other Participants may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

   (i) if on account of death, within 24 months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

   (ii) if on account of disability (as defined in Section 22(e)(3) of the Code or any successor statute), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options within 12 months.

   (iii) if on account of retirement (as defined from time to time by Company policy), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options with 3 months.

   (iv) if for any reason other than death, disability or retirement (as defined from time to time by Company policy), options may be exercised within 3 months of such termination.

 B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. However, terms relating to the exercisability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

 C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

11.   Acceleration of Vesting of Options.

 A. In the event of a Change in Control (as defined below), death of an optionee or retirement of an optionee (as defined from time to time by Company policy), all options which have not yet vested shall vest, mature and become exercisable in whole or in part immediately prior to the event constituting the Change of Control, or immediately upon the death or retirement of such optionee.

 B. A Change of Control for these purposes shall be defined as, (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i),
 (ii) or (iii) above. Notwithstanding anything to the contrary in this Section 11.B, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan.

12. Nonassignability

 The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option is granted, he or she alone may exercise it.

13. Payment of Withholding Taxes

 A. As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Company the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award.

 B. An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the Participant or by otherwise tendering other shares of Common Stock owned by the Participant. The withheld shares and other tendered shares will be valued at the Fair Market Value as of the date that the tax withholding obligation arises.

14. Amendments

 The Board of Directors may amend the Plan at any time and from time to time, provided however that the Board shall not amend the terms of the Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect persons receiving Awards under Section 7. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

15. Regulatory Approvals and Listings

 Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Company determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (C) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

16. No Right to Continued Employment or Grants

 Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Key Employee or other individual the right to be selected as a Participant or to be granted an Award.

17. Special Provision Pertaining to Persons Subject to Section 16

 Notwithstanding any other term of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability:

 A. No stock option granted pursuant to the Plan may be exercisable for at least 6 months after the date of grant.

18. Limitations on Awards Under the Plan

 No one Participant shall receive in the aggregate Awards granting him more than fifty percent (50%) of the aggregate number of shares (1,200,000) which may be delivered on exercise of options under the Plan.

                         DREYER'S GRAND ICE CREAM, INC.
                            STOCK OPTION PLAN (1992)
                                  (AS AMENDED)

1.       PURPOSE OF THE PLAN

         This Dreyer's Grand Ice Cream, Inc. Stock Option Plan (1992) (the "Plan") is intended to provide a method whereby officers and other key executives of Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company") and its subsidiaries who are mainly responsible for the management of the business and are in position to make substantial contributions to its sound development, are encouraged to remain in the service of the Company and to further the profits and prosperity of the Company.

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Company's Compensation Committee of the Board of Directors (the "Administrator"). The Administrator shall be responsible to the Board of Directors of the Company (the "Board") for the operation of the Plan, and shall make recommendations to the Board concerning the number of options to be awarded to the participants under the Plan. The interpretation and construction of any provision of the Plan by the Administrator shall be final, unless otherwise determined by the Board. No member of the Board or the Administrator shall be liable for any action or determination made by him in good faith.

         The acts of the Administrator shall be evidenced in writing and the Administrator shall from time to time make such reports as the Board of Directors shall direct.

3.       STOCK SUBJECT TO THE PLAN

         The shares to be issued upon exercise of options granted under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued Common Stock of the Company or from shares of Common Stock reacquired by the Company.

         Subject to the provisions of the next succeeding paragraph, the aggregate number of shares which may be delivered on exercise of options under this Plan shall not exceed 300,000 shares. If, at any time during the term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without being exercised in full, the unpurchased shares shall become available for option to other employees.

         In the event that (i) the number of outstanding shares of

         Common Stock of the Company shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any share dividends are distributed to the holders of Common Stock of the Company, or (iii) the Common Stock of the Company is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon exercise of such options shall be appropriately adjusted by the Administrator so as to reflect such change.

4.       ELIGIBILITY OF OPTIONEES

         Options may be granted only to key employees of the Company and of its subsidiaries who are mainly responsible for the management of the business of the Company (or a subsidiary) and are in a position to make substantial contributions to the sound performance of the Company (or of a subsidiary). The term "key employees" shall include officers as well as other employees devoting full time to the Company and shall include Directors who are also active officers or employees of the Company (or of a subsidiary). Any member of the Board of Directors who is not an officer or employee devoting full time to the Company (or a subsidiary) shall not be eligible to receive an option under this Plan.

         Subject to the terms and conditions of this Plan, the Administrator shall have exclusive jurisdiction (i) to select the employees to be granted options (it being understood that, subject to the limit specified in Section 3, more than one grant may be made to the same employee during any one calendar year or in different calendar years),
         (ii) to determine the number of shares subject to each option (subject to the limit specified in Section 3), (iii) to determine the time or times when options will be granted, (iv) to determine the time when each option may be exercised within the limits of this Plan, and (v) to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any options under this Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Plan shall be evidenced by agreements in such form as the Administrator shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

         A.      OPTION PRICE

                 The purchase price of the shares subject to each option shall be determined by the Administrator according to the following
                 Section 5 hereof. Such price shall be one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of the shares of the Common Stock of the Company on the day on which such option is granted.

         B.      NUMBER OF SHARES

                 Each option shall state the number of shares to which it pertains.

         C.      METHOD OF PAYMENT

                 To exercise an option, the optionee must pay the full exercise price of the shares being purchased. Payment must be made either: (i) in cash, (ii) at the discretion of the Administrator, by delivering shares of the Company's Common Stock already owned by the optionee and having a Fair Market Value equal to the applicable exercise price, or (iii) a combination of cash and such shares.

         D.      EXERCISE OF OPTIONS

                 The options granted under the Plan, if any, shall not expire other than as described below. The Administrator, in its discretion, may prescribe a shorter period for any individual grant.

                 The agreement shall provide that the optionee shall remit to the Company at the time of any exercise of the option any taxes required to be withheld by the Company under Federal, State or local law as a result of the exercise of an option. An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the optionee or by otherwise tendering other shares of the Company's Common Stock owned by the optionee. The withheld shares and other tendered shares will be valued at the Fair Market Value as of the date that the tax withholding obligation arises.

                 Each option granted under the Plan, if any, may be exercised in any event only after two years of continuous employment with the Company or one of its subsidiaries immediately following the date the option is granted and, except in cases provided hereinafter, only during the continuance of the optionee's employment with the Company (or a subsidiary), and may be exercised subject to such overall limitations, only to the extent of 40% of the total number of optioned shares after the expiration of two years following the date the option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of each of the succeeding three years, such limitations being calculated, in the case of any resulting fraction, to the nearest lower number of shares. Subject to the provisions of this Section, each option may be exercised in whole or, from time to time, in part with respect to the number of shares as to which it is then exercisable in accordance with the terms of the Plan.

                 Notwithstanding anything to the contrary in this Section, in the event there is a change of control in the Company all options which are then outstanding shall immediately vest and be exercisable under the terms of Section 5(G) below regardless of the date on which such options were granted.

                 A Change of Control for these purposes shall be defined as,
                 (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or
                 (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this paragraph of Section 5.D of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Notwithstanding anything to the contrary in this paragraph of Section 5.D, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan.

         E.      NON-TRANSFERABILITY OF OPTIONS

                 No option granted under the Plan shall be transferable by the grantee otherwise than by his last will and testament, or by the laws of descent and distribution, and during his lifetime, such option shall be exercisable only by such grantee.

         F.      TERMINATION OF SERVICE TO THE COMPANY EXCEPT DISABILITY
                 OR DEATH

                 If an optionee's service to the Company shall cease for any reason other than his disability (as defined in Internal Revenue Code Section 22(e)(3)) or his death, after at least one year of continuous service to the Company (or such Subsidiary) immediately following the date on which an option, if any, is granted pursuant to this Plan, the optionee may exercise such option to the extent such option could be exercised at the time of such cessation of employment, at any time within three (3) months after the optionee shall so cease to be an employee, and in the event of his death within such three month period, his options, if any, may be exercised to the extent and in the manner provided in paragraph H of this
                 Section 5. Any questions as to whether and when there has been a cessation of service shall be determined by the Administrator and its determination on such questions shall be final.

         G.      TERMINATION OF SERVICE TO THE COMPANY DUE TO DISABILITY

                 If an optionee's service to the Company (or a subsidiary) shall cease by reason of his disability (as defined in Internal Revenue Code Section 22(e)(3)), after at least one year of continuous service to the Company or such subsidiary immediately following the date on which an option, if any, is granted pursuant to this Plan, the optionee may exercise such option to the extent such option could be exercised at the cessation of employment, at any time within twelve (12) months after the optionee shall so cease to perform services as an employee of the Company.

         H.      TERMINATION DUE TO DEATH

                 If an optionee's service to the Company (or a subsidiary) shall cease due to the optionee's death, or if the optionee shall die within three (3) months after cessation of for any reason other than disability, or if he shall die within twelve
                 (12) months after cessation of service due to disability, any options theretofore granted under this Plan may be exercised by the optionee's estate or by the person designated in his last will and testament, to the full extent that such option, if any, could have been exercised by such deceased optionee immediately prior to death provided such options are exercised within three (3) months after such optionee's death.

6.       DETERMINATION OF FAIR MARKET VALUE

         For purposes of determining the option price and for all other valuation purposes under the Plan, the Fair Market Value of a share of Common Stock on any date will be the mean of the lowest and highest selling prices of one share of Common Stock on the date in question on the over-the-counter market or the closing price on the principal exchange where the Company's stock prices are officially quoted.

7.       AMENDMENTS AND TERMINATION

         The Board of Directors, by resolution, may terminate, amend or revise the Plan with respect to any shares as to which options have not been granted. Neither the Board of Directors nor the Administrator may, without the consent of the holder of an option granted pursuant to the Plan, alter or impair any option granted hereunder, except as authorized herein. The Plan shall remain in effect until the Administrator terminates the Plan. Termination of the Plan shall not affect any option previously granted hereunder.

8.       EFFECTIVE DATE

         This Plan shall be effective and operative, subject to approval of the shareholders of the Company, from the date that the Plan is approved by the Company's Board of Directors.

                         DREYER'S GRAND ICE CREAM, INC.
                       INCENTIVE STOCK OPTION PLAN (1982)
                                  (AS AMENDED)


1.       PURPOSE OF THE PLAN

         This Plan is intended to provide a method whereby officers and other key executives of Dreyer's Grand Ice Cream, Inc. (the "Corporation") and its subsidiaries who are mainly responsible for the management of the business and are in a position to make substantial contributions to its sound development may be encouraged to remain in the employ of the Corporation or its subsidiaries and to acquire a larger proprietary interest in the Corporation.

2.       ADMINISTRATION OF THE PLAN

         This Plan shall be administered by the Plan Administrator (the "Administrator"), who shall be appointed annually by the Corporation's Board of Directors. A vacancy in the office of Administrator shall be filled by appointment by the Board of Directors.

         The acts of the Administrator shall be evidenced in writing and the Administrator shall from time to time make such reports as the Board of Directors shall direct.

3.       STOCK SUBJECT TO THE PLAN

         The shares to be issued upon exercise of options granted under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued Common Stock of the Corporation or from shares of Common Stock reacquired by the Corporation including shares purchased from existing shareholders.

         Subject to the provisions of the next succeeding paragraph of this
         Section 3, the aggregate number of shares which may be delivered on exercise of options under this Plan shall not exceed 600,000 shares. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual employee during any calendar year (under all such plans of the Corporation and any parent or subsidiary corporation of the Corporation) shall not exceed $100,000. If, at any time during the term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees.

         In the event that (i) the number of outstanding shares of Common Stock of the Corporation shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any stock dividends are distributed to the holders of Common Stock of the Corporation, or (iii) the Common Stock of the Corporation is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon exercise of such options may be appropriately adjusted by the Administrator so as to reflect such change.

4.       ELIGIBILITY OF OPTIONEES

         Options may be granted only to key employees of the Corporation and of its subsidiaries who are mainly responsible for the management of the business of the Corporation (or a subsidiary) and are in a position to make substantial contributions to the sound performance of the Corporation (or of a subsidiary). The term "key employees" shall include officers as well as other employees devoting full time to the Corporation and shall include Directors who are also active officers or employees of the Corporation (or of a subsidiary). Any member of the Board of Directors who is not an officer or employee devoting full time to the Corporation (or a subsidiary) shall not be eligible to receive an option under this Plan.

         Subject to the terms and conditions of this Plan, the Administrator shall have exclusive jurisdiction (i) to select the employees to be granted options (it being understood that, subject to the limit specified in Section 3, more than one grant may be made to the same employee during any one calendar year or in different calendar years),
         (ii) to determine the number of shares subject to each option (subject to the limit specified in Section 3), (iii) to determine the time or times when options will be granted, (iv) to determine the option price of the shares subject to each option (subject to the limit in the following Section 5A hereof), (v) to determine the time when each option may be exercised within the limits of this Plan, and (vi) to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any options under this Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Plan shall be evidenced by agreements in such form as the Administrator shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

         A.      OPTION PRICE

                 The purchase price of the shares subject to each option shall be determined by the Administrator according to the following
                 Section 6 hereof.   Such price shall not be less than 100% of
                 the fair market value of the shares of the Common Stock of the Corporation on the day on which such option is granted to any employee owning less than 10% of the combined voting power of
                 all classes of stock of the Corporation.   Such price shall
                 not be less than 110% of the fair market value of the shares of the Common Stock of the Corporation on the day on which such option is granted to any employee owning 10% or more of the combined voting power of all classes of stock of the Corporation.

         B.      NUMBER OF SHARES

                 Each option shall state the number of shares to which it pertains.

         C.      METHOD AND TIME OF PAYMENT

                 To exercise an option, the optionee must pay the full exercise price of the shares being purchased. Payment must be made
                 either:    (i)  in cash,  (ii)  at the discretion of the
                 Administrator, by delivering shares of the Corporation's Common Stock already owned by the optionee and having a fair market value equal to the applicable exercise price, or (iii) a combination of cash and such shares.

         D.      EXERCISE OF OPTIONS

                 Each option granted under this Plan shall be terminated not later than the expiration of six years from the date on which the grant was made. With respect to any employee owning 10% or more of the combined voting power of all classes of stock of the Corporation, an option granted under the Plan shall terminate not later than five years from the date on which the
                 grant was made.   The Administrator,  in its discretion,  may
                 prescribe a shorter period for any individual grant.

                 Each option granted under this Plan may be exercised in any event only after two years of continuous employment with the Corporation or one of its subsidiaries immediately following the date the option is granted and, except in cases provided hereinafter, only during the continuance of the optionee's employment with the Corporation (or a subsidiary), and may be exercised, subject to such overall limitations, only to the extent of 40% of the total number of optioned shares after the expiration of two years following the date the option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of each of the succeeding three years, such limitations being calculated, in the case of any resulting fraction, to the nearest lower whole number of shares.
                 Subject to the provisions of this Section, each option may be exercised in whole or, from time to time, in part with respect to the number of shares as to which it is then exercisable in accordance with this Plan.

         E.      PRIOR OUTSTANDING OPTIONS

                 No option granted prior to January 1, 1987 to an individual pursuant to this Plan shall be exercised while there is outstanding any incentive stock option (as defined in Section 422A of the Internal Revenue Code of 1954, as amended) which was granted before such option to such individual to purchase Common Stock of the Corporation or of any corporation which (at the time of the granting of such option) was a parent or subsidiary corporation of the Corporation, or is a predecessor corporation of the Corporation or such parent or subsidiary
                 corporation.   An incentive stock option shall be treated as
                 outstanding until it is exercised in full or allowed to expire due to lapse of time regardless of whether such option is cancelled by the Administrator for any reason not related to termination of active employment of an optionee.

         F.      NON-TRANSFERABILITY OF OPTIONS

                 No option granted under this Plan shall be transferable by the grantee otherwise than by his or her last will and testament, or by the laws of descent and distribution, and during his or her lifetime, such option shall be exercisable only by such grantee.

         G.      TERMINATION OF EMPLOYMENT EXCEPT DISABILITY OR DEATH

                 If an optionee's employment with the Corporation (or a subsidiary) shall cease for any reason other than his or her disability (as defined in Internal Revenue Code

                 Section 105(d)(4)) or his or her death, after at least one year of continuous employment with the Corporation (or such subsidiary) immediately following the date on which an option, if any, is granted, the optionee may exercise such option, to the extent that such option could be exercised at the time of such cessation of employment, at any time within three months after the optionee shall so cease to be an employee, and in the event of his or her death within such three month period, his or her options, if any, may be exercised to the extent and in the manner provided in paragraph I of this Section 5. Any questions as to whether and when there has been a cessation of employment shall be determined by the Administrator and its determination on such questions shall be final.

         H.      TERMINATION OF EMPLOYMENT DUE TO DISABILITY

                 If an optionee's employment with the Corporation (or a subsidiary) shall cease by reason of his or her disability (as defined in Internal Revenue Code Section 105(d)(4)), after at least one year of continued employment with the Corporation (or such subsidiary) immediately following the date on which an option, if any, is granted, the optionee may exercise such option, to the extent that such option could be exercised at the cessation of employment, at any time within twelve months after the optionee shall so cease to be an employee.

         I.      TERMINATION DUE TO DEATH

                 If an optionee's employment with the Corporation (or a subsidiary) shall cease due to the optionee's death, or if the optionee shall die within three months after cessation of employment for any reason other than disability, or if he or she shall die within twelve months after cessation of employment due to disability, any options theretofore granted under this Plan may be exercised by the optionee's estate or by the person designated in his or her last will and testament to the full extent that such option could have been exercised by such deceased optionee immediately prior to death, provided such options are exercised within three months after such optionee's death.

6.       DETERMINATION OF FAIR MARKET VALUE

         For purposes of determining the option price and for all other valuation purposes under the Plan, the fair market value of a share of Common Stock on any date will be the mean of the lowest and highest selling prices of one share of Common





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         Stock on the date in question on the over-the-counter market or the closing price on the principal exchange where the Corporation's stock prices are officially quoted.

7.       INTERPRETATION OF THE PLAN

         The Administrator shall have full power and authority to construe and
         interpret this Plan.    Decisions of the Administrator shall be
         final, conclusive and binding on all parties, including the Corporation, its subsidiaries and stockholders, and the optionees, their estates, executors, administrators, heirs and assigns.

8.       AMENDMENTS TO PLAN

         The Administrator, from time to time, may prescribe, amend and rescind rules and regulations relating to this Plan, and, subject to the approval of the Board of Directors of the Corporation, may at any time terminate, modify or suspend the operation of this Plan, provided that, without the approval of the shareholders of the Corporation, no such modification shall:

         (i) materially increase the benefits accruing to participants under this Plan;

         (ii) materially increase the number of shares of the Corporation which may be issued under this Plan; or

         (iii) materially modify the requirements as to eligibility for participation in this Plan.

9.       EFFECTIVE DATE

         This Plan shall be submitted to the Board of Directors for approval and shall be effective and operative at the earliest date permitted by applicable law, consistent with the intention that options granted under this Plan be incentive stock options as defined in Section 422A of the Internal Revenue Code.

10.      ACCELERATION OF VESTING OF OPTIONS

         A. In the event of a Change of Control (as defined below), all options which have not yet vested shall vest, mature and become exercisable in whole or in part immediately prior to the event constituting the Change of Control.

         B.      A Change of Control for these purposes shall be defined as,
         (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such





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
         acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this Section 10.B of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Notwithstanding anything to the contrary in this Section 10.B, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan.





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